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                                                               Exhibit 99 (a)(3)

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                              SHERIDAN ENERGY, INC.

                  This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (defined below) if (i) certificates representing shares of Common Stock (the "Shares"), par value $.01 per share, of Sheridan Energy, Inc., a Delaware corporation (the "Company") are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit all required documents to reach American Stock Transfer & Trust Company (the "Depositary") prior to the expiration of the Offer. This Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

               By Mail:                       By Facsimile Transmission:            By Hand/Overnight Delivery:
      40 Wall Street, 46th Floor             (Eligible Institutions Only)           40 Wall Street, 46th Floor
          New York, NY 10005                        (718) 234-5001                      New York, NY 10005
(Attention: Reorganization Department)                                              (Attention: Reorganization
                                               Confirm by Telephone:                         Department)
                                                  (718) 921-8200

                                               For Information Call:
                                                  (718) 921-8200


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE APPROPRIATE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

                  The undersigned hereby tenders to CPN Sheridan, Inc., a Delaware corporation and a wholly owned subsidiary of Calpine Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 31, 1999 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any supplements or amendments thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock (the "Shares"), par value $.01 per share, of Sheridan Energy, Inc., a Delaware corporation, specified below, pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase.



Number of Shares and Certificate No(s)      Name(s) of Record Holder(s):
(if available):

----------------------------------          -----------------------------------

----------------------------------          -----------------------------------
                                                  (Please type or print)

                                            Address(es):
                                                        -----------------------

                                            -----------------------------------
                                                                     (Zip Code)
                                            Area Code
[ ] Check here if Shares will be            and Tel. No.:
    tendered by book-entry transfer.                     ----------------------
                                                         (Daytime telephone
                                                          number)

DTC Account Number:                         Signature(s):
                   ---------------                       ----------------------

Dated:                         , 1999       -----------------------------------
      -------------------------
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                                    GUARANTEE
                    (Not to be used for signature guarantee)


                  The undersigned, an Eligible Institution (defined in Section 3 of the Offer to Purchase), hereby (i) represents that the tender of shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended and (ii) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility (defined in Section 3 of the Offer to Purchase), in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or, in the case of a book-entry transfer, an Agent's Message (defined in Section 2 of the Offer to Purchase), together with any other documents required by the Letter of Transmittal, all within three Nasdaq National Market trading days after the date hereof.


Name of Firm:
             ----------------------         -----------------------------------
                                                  (Authorized Signature)
Address:
        ---------------------------         Name:
                                                 ------------------------------
                                                       (Please type or print)
-----------------------------------
                   (Zip Code)               Title:
                                                  -----------------------------

Area Code and
 Tel. No.:                                  Date:                      , 1999
          ------------------------               ----------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.